UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

FIBROGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Illinois Street
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders of FibroGen, Inc. (“FibroGen” or the “Company”) held on June 7, 2023, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2023 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 27, 2023. The results of the matters voted upon at the meeting were:

(1)

All of the Class III nominees of the board of directors were elected to hold office until the Company’s 2026 annual meeting of stockholders. The nominees were: (i) Enrique Conterno: 67,436,799 shares of Common Stock voted for, 3,332,142 withheld, and 10,632,221 broker non-votes; (ii) Aoife Brennan, M.B., B.Ch.: 69,182,144 shares of Common Stock voted for, 1,586,797 withheld, and 10,632,221 broker non-votes; and (iii) Gerald Lema: 67,636,643 shares of Common Stock voted for, 3,132,298 withheld, and 10,632,221 broker non-votes.

The term of office of Class I directors James A. Schoeneck, Jeffrey W. Henderson, and Maykin Ho., Ph.D., continues until the Company’s 2024 annual meeting of stockholders. The term of office of Class II directors Suzanne Blaug, Benjamin Cravatt, Ph.D., and Jeffrey L. Edwards continues until the Company’s 2025 annual meeting of stockholders.

(2)

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2023 definitive proxy statements filed on April 27, 2023 and May 31, 2023: 48,733,191 shares of Common Stock voted for, 21,946,460 against, and 89,290 abstaining.

(3)

The stockholders ratified the selection of PricewaterhouseCoopers LLP, by the Audit Committee of the FibroGen board of directors, as the independent registered public accounting firm of the Company for the year ending December 31, 2023: 78,505,537 shares of Common Stock voted for, 674,522 against, and 2,221,103 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 9, 2023	By:	/s/ Michael Lowenstein
Michael Lowenstein Chief Legal Officer